DIAMOND FOODS, INC. FEBRUARY 2, 2006

"Safe Harbor" Statement: Statements in this presentation relating to Diamond's business outlook and financial guidance are "forward-looking statements" and are subject to many risks and uncertainties that could cause actual results to differ materially from expectations. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Product recalls or concerns with safety and quality of food products could harm sales or cause consumers to avoid our products. (2) Our raw materials are subject to fluctuations in availability and price, and supply shortages and/or price increases could hurt our profitability. (3) We face intense competition from national and regional competitors, including in the snack food industry, and if we cannot compete effectively, we may lose customers or suffer reduced sales. (4) We depend on a few significant customers for a large proportion of our sales, and the loss of any of these customers or material decrease in their purchases could result in decreased sales. (5) Changes in the food industry, including dietary trends and consumer preferences, could reduce sales of our products. (6) Since we conduct a substantial amount of business outside the U.S., we are subject to special risks which could reduce our sales and disrupt supplies, including local economic and political conditions, trade restrictions, changing regulatory requirements, currency rate fluctuations and natural disasters limiting supply of nuts purchased abroad. (7) We expect costs associated with product processing and transportation, such as fuel, electricity, water and natural gas, to increase, which could reduce our margins and profitability. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our Annual Report on Form 10-K, filed with the SEC, particularly under the heading "Risk Factors." Copies of our SEC filings are available online from the SEC or by clicking on Investor Relations on Diamond's website at http://www.diamondfoods.com/. All information in this release is current as of the date of this release. Diamond undertakes no duty to update any statement in light of new information or future events.

THE CURRENT SNACK UNIVERSE Consumers need a snack nut that expands category consumption Regular Snackers Nut Users 43.4m Regular Nut Users 52.3m Demographic Age 45+ Regular Snackers 153.8m Demographic Age 18+

BUILDING UPON OUR BRAND HERITAGE

SUCCESSFUL RECORD OF PACKAGING INNOVATIONS Designed ergonomic canisters Easy to hold Fits in car cup holder Resealable foil bags Created convenient recipe-ready packages Shelf organizing trays

EMERALD CONSUMER INTRODUCTION

Emerald scored #9 of all Super Bowl spots by USA Today's Ad Meter Emerald received an "A" grade from faculty and students from the Kellogg School of Management at Northwestern University, the reputed No. 1 business school in the world. (Chicago Sun-Times) "The Early Show" on CBS played the entire spot on Monday morning and both Hannah Storm and guest Barbara Lippert of Adweek called it "the outright funniest and most surprising." TiVo ranked the Emerald's commercial as the #1 most reviewed spot. Emerald 2005 Super Bowl Spot was named one of the top 40 Super Bowl commercials of all time by CBS. SUPER BOWL 2005 PUBLIC RELATIONS Post Game PR Coverage

50.3% 6.4% 2.6% 0.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Planters Blue Diamond Emerald Fisher Sunkist EMERALD SALES GROWTH Diamond's Snack Sales ($ in mm) Share of Branded Snack Nuts __________________________ Excludes: Inshell peanuts and pistachios. Source: IRI data 52 weeks ending October 30, 2005. Northern California 11.5% 4.9% $1 $2 $3 $7 $0.0 $7.5 $15.0 $22.5 $30.0 2001 2003 2004 2005 TTM 2002 $28 $22

DISTRIBUTION EXPANSION Introduce "recipe-ready" packages Improve shelf space and points of display Expand distribution of Emerald products New product development Expand into new product categories within the snack market Average Number of Items Per Store In-store displays showcase the Diamond and Emerald product lines, providing secondary placements '97-'04 CAGR: 26.6% __________________________ Source: Information Resources Inc. Expansion

E-M-E-R-A-L-D-N-U-T-S Campaign - Television Three new EMERALD NUTS commercials have been developed The first two spots aired during national broadcast of the Emerald Bowl December 29th on ESPN. Key spot to run on the Super Bowl, February 5th All three commercials will run during the Olympic Winter Games on the cable networks of NBC 2006 EMERALD CONSUMER ADVERTISING

E-M-E-R-A-L-D-N-U-T-S Campaign - Print 10 days of print advertising leading up to the Super Bowl 1/4 page daily ads in the New York Times and USA Today Placement in the Crossword Puzzle section (New York Times) and Sports section (USA Today) as well as the USA Today Super Bowl Coverage section on February 3rd Ads will feature a $1.00 off coupon and will direct consumers to the emeraldnuts.com site to enter into the E-M-E-R-A-L-D-N-U-T-S advertising contest 2006 EMERALD CONSUMER ADVERTISING

E-M-E-R-A-L-D-N-U-T-S Campaign - Online On line advertising will feature flash animation prominently on key Yahoo pages Ads will be featured January 23rd through February 26th and will generate over 87 million on line impressions Ads will link to Emeraldnuts.com site where consumers can view all the ads, submit their own ad ideas and be entered into a daily contest and grand prize sweepstakes 2006 EMERALD CONSUMER ADVERTISING

Budweiser Super Bowl 2006 Promotion Emerald will partner exclusively with the Budweiser Select brand for Super Bowl 2006 Promotion will focus on grocery stores and drug stores Grocery promotion will feature coupon for $2 off (2) Emerald Snack nuts (5 oz size or larger) The drug store promotion will feature $1.00 off (2) Emerald Snack nuts (3.75 oz - 4.5 oz size) Estimated 2.5 million coupons will be distributed in grocery and drug stores Timing for both promotions: January 1 - February 5, 2006 PARTNER PROMOTIONS

Emerald Healthy Lifestyle Run Sponsorships Emerald Nuts is proud to be the "Official Snack Nut" of the New York, Los Angeles and Boston Marathons Emerald Nuts is also the title sponsor of several regional running events across the country including: New York, Los Angles and San Francisco Focus is on sampling and regional media Print advertising to run in regional running publications EMERALD SPONSORSHIPS

Emerald Bowl ACC vs. PAC 10 National live coverage on ESPN TV 4th annual game as the title sponsor Diamond and Emerald commercials air 10 times on ESPN In-park brand exposure includes: Large field and end zone signs Players uniform patches Logos on goal posts and down markers EMERALD SPONSORSHIPS

FALL/SPRING CONSUMER SUPPORT *Subject to change National Advertising MAR APR MAY OCT NOV DEC Premium Sports Properties 3/17 - 319 Partnerships On-Line Emeraldnuts.com Diamondnuts.com JAN FEB 2/5 11/6 12/29 2/6-2/27 12/31 10/16

EMERALD PACKAGING UPDATES New Emerald logo will be added to all new and existing Emerald Packaging Emerald canister packages will be updated with design enhancements that will help differentiate flavors and call out new stay fresh lid

Emerald Trail Mix Tropical Blend 6 oz Ingredients Glazed walnuts Granola Roasted cashews Mango, quartered Pineapple, tidbits Banana chips Coconut, shaved EMERALD NEW ITEMS

Emerald Trail Mix Berry Blend 5.5 oz Ingredients Glazed walnuts Dried cranberries Granola Roasted peanuts Dried strawberries, diced Yogurt raisins Dried blueberries EMERALD NEW ITEMS

Emerald Trail Mix Breakfast Blend 5.5 oz Ingredients Apple glazed walnuts & almonds Granola clusters Yogurt raisins Dried cranberries Fuji apple chips EMERALD NEW ITEMS

Emerald Trail Mix Consumer Testing Results Concept Purchase Intent - 76% of respondents would definitely probably purchase Emerald Trail Mix items Consumer Research Division of Mattson & Company • Specialists in Consumer Research for New Food & Beverage Products EMERALD NEW ITEMS

vs. Consumer Research Division of Mattson & Company • Specialists in Consumer Research for New Food & Beverage Products EMERALD NEW ITEMS Emerald Trail Mix Consumer Testing Results Respondents preferred Emerald Trail Mix to Planters Trail Mix by more than a 2.5 to 1 margin

DIAMOND FOODS, INC. FEBRUARY 2, 2006